Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of DaVita Inc. (the “Company”) on Form 10-K for the year ending December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Joel Ackerman, Chief Financial Officer of the Company, certify, pursuant to 18.U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JOEL ACKERMAN
Joel Ackerman Chief Accounting Officer
February 22, 2019